SALE AGREEMENT

                           dated as of March 28, l997

                                 by and between

                             IDM ENVIRONMENTAL CORP.

                                       and

                     CAG TECHNOLOGIE MANAGEMENT CONSULTANTS
                                 GREIFSWALD GMBH

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     SALE AGREEMENT dated as of March 28, l997 (this "Agreement") by and between
IDM  ENVIRONMENTAL  CORP.,  a  New  Jersey  corporation   ("Seller"),   and  CAG
TECHNOLOGIE MANAGEMENT CONSULTANTS GREIFSWALD GMBH, a corporation formed under the laws of the Federal Republic of Germany ("Purchaser").

                                   WITNESSETH:

     WHEREAS, Seller is the owner of certain power generating equipment (the "Equipment"); and

     WHEREAS, Purchaser desires to acquire all of the Equipment as hereinafter provided.

     NOW, THEREFORE, Seller and Purchaser, intending to be legally bound hereby agree as follows:

     I.   PURCHASE AND SALE OF EQUIPMENT

1.01 Purchase of Equipment. Subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers, sets over, conveys and delivers to Purchaser and Purchaser hereby purchases from Seller the Equipment for the Purchase Price on an AS IS/WHERE IS basis. The Equipment shall mean all equipment specifically set forth on Schedule l.0l attached hereto.

     II.  PURCHASE PRICE

2.01 Purchase Price; Method of Payment; Collateral Security. The purchase price for the Equipment is Six Million (US$6,000,000.00) U.S. Dollars (the "Purchase Price"). Purchaser shall pay the Purchase Price to Seller upon execution and delivery of this Agreement as follows: (i) Purchaser shall pay Six Hundred Thousand (U.S. $600,000.00) U.S. Dollars to Seller by wire transfer of immediately available funds into an account designated by Seller and (ii) Purchaser shall deliver simultaneously herewith to Seller a promissory note ("Promissory Note") in the amount of Five Million Four Hundred Thousand (U.S. $5,400,000.00) U.S. Dollars in the form of Exhibit A attached hereto. The debt underlying the Promissory Note shall be secured by a lien on the Equipment.

     III. THE CLOSING

3.01 Time of Closing. The closing of the transactions contemplated in this Agreement (the "Closing") shall be effective upon the delivery of (i) fully executed originals of this Agreement to Seller and Purchaser; (ii) the Promissory Note to Seller; (iii) delivery of a security agreement made by Purchaser in favor of Seller; and (iv) the delivery by Seller to Purchaser of an executed bill of sale for the Equipment substantially in the form of Exhibit B attached hereto.


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
IV.  REPRESENTATIONS AND WARRANTIES

4.0l Representations and Warranties of Seller. Seller represents and warrants to Purchaser that:

     a. The Seller is a New Jersey corporation, validly existing and in good standing under the laws of New Jersey.

     b. The Seller has full corporate power and authority to own its properties and assets and operate its business and to perform all of the Seller's obligations under this Agreement.

     c. The Seller has taken all corporate actions necessary to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the valid, legal and binding obligation of the Seller.

     d. No approval, authorization, consent, or other action by any governmental authority, administrative agency or other person is necessary for the Seller's execution and delivery of the Agreement or the performance of the Seller's obligations hereunder.

     e. The Seller's execution and delivery of this Agreement and the performance of the obligations hereunder will not cause a material breach or violation of, or default under, any provision of (i) the charter or bylaws of the Seller, (ii) any security issued by the Seller, (iii) any written agreement, contract, commitment, or other arrangement to which the Seller is a party or by which the Seller is bound, (iv) any applicable law, rule, or regulation of any governmental authority, or (v) any applicable decree, order, injunction, or other decision of any court, arbitrator, governmental authority or administrative agency.

     f. The Equipment is being sold to Purchaser on an AS IS WHERE IS basis. Seller makes no representation or warranty of merchantability or fitness for a particular purpose.

4.02 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that:

     a. Purchaser is a German company, validly existing and in good standing under the laws of the Federal Republic of Germany.

     b. Purchaser has full corporate authority and power to own its properties and assets and operate its business and to perform all of Purchaser's obligations under this Agreement.


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     c.   Purchaser has taken all corporate  actions  necessary to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the valid, legal and binding obligation of Purchaser. Purchaser has the financial ability and capacity to purchase the Equipment and pay for same pursuant to the terms of the Promissory Note.

     d.   No  approval,   authorization,   consent,   or  other  action  by  any
          governmental authority, administrative agency or other person is necessary for Purchaser's execution and delivery of this Agreement.

     e. Purchaser's execution and delivery of this Agreement will not cause a material breach or violation of, or default under, any provision of
          (i) the charter or bylaws of the Purchaser, (ii) any written agreement, contract, commitment, or other arrangement to which
          Purchaser is a party or by which Purchaser is bound, (iii) any applicable law, rule, or regulation of any governmental authority, or
          (iv) any applicable decree, order, injunction, or other decision of any court, arbitrator, governmental authority, or administrative agency.

V.   MISCELLANEOUS

5.01 Notice. Any notice given pursuant to this Agreement shall be in writing signed by the party giving such notice (or by its agent) and shall be delivered either by hand, messenger, overnight delivery or by telecopier to the other party at the address listed below and shall be effective upon receipt unless otherwise provided herein:

         Seller:          IDM Environmental Corp.
                          P.O. Box 388
                          396 Whitehead Avenue
                          South River, New Jersey 08882
                          Attention: Joel Freedman, President
                          Telephone:   (908) 390-9550
                          Telecopier:  (908) 390-9545


         Purchaser:       CAG Technologie Management Consultants
                          Greifswald GMBH
                          Koitenhager Landstrabe
                          17491 Greifswald
                          Attention:Alexander Lentes, President
                          Telephone:    #03834 80 32 0
                          Telecopier:   #03834 80 32 13


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Each party  shall have the right to change  the place to which  notice  shall be sent or delivered by similar notice sent in like manner to the other party.

5.02 Governing Law. This Agreement shall be governed by the laws of the State of New Jersey, U.S.A.

5.03 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) contains the entire understanding of the parties with respect to the subject matter hereof.

5.04 Further Assurances. Without limiting the generality of any provisions of this Agreement, each party agrees that upon request of any other party, it shall, from time to time, do any and all other acts and things as may reasonably be required to carry out its obligations hereunder, to consummate the transactions contemplated hereby, and to effectuate the purposes hereof.

5.05 Amendments. No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and executed by the parties.

5.06 Severability. If any provision of this Agreement or the application thereof to any person(s) or circumstances shall be invalid or unenforceable to any extent, (i) the remainder of this Agreement and the application of such provision to other person(s) or circumstance(s) shall not be affected thereby; and (ii) each such provision shall be enforced to the greatest extent permitted by law.

5.07 No Waiver. No consent or waiver, express or implied, by a party to or of any breach by a party in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of the breach in the performance by such party of the same or any other obligation of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not unless otherwise herein provided to the contrary constitute a waiver by a party of its rights hereunder. All consents and waivers shall be in writing.

5.08 Successors and Assigns. Subject to the restrictions on transfers set forth herein, this Agreement shall inure to the benefit of, be binding upon and be enforceable by and against the parties and their respective successors and permitted assigns.

5.09 Joint Effort. Preparation of this Agreement has been a joint effort of the parties and this Agreement shall not be construed more severely against any party.


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5.10  Expenses.  Purchaser  and  Seller  shall  pay all of their  own  expenses, respectively, including legal and accounting fees, relating to the transactions contemplated hereby, regardless of whether the transactions contemplated hereby are consummated.

5.11 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Agreement. It shall not be necessary that any counterpart be signed by the parties so long as each party shall have executed a counterpart.

     IN WITNESS WHEREOF, the parties have hereto set their hands and seals as of the date first set forth above.


                                  IDM ENVIRONMENTAL CORP.



                                  By:  /s/ Joel Freedman
                                     -------------------------------------------
                                       Joel Freedman
                                       President



                                  By:  /s/ Frank Falco
                                     -------------------------------------------
                                       Frank Falco
                                       Executive Vice President



                                  CAG TECHNOLOGIE MANAGEMENT
                                  CONSULTANTS GREIFSWALD GMBH



                                  By:  /s/ Alexander Lentes
                                     -------------------------------------------
                                        Alexander Lentes
                                        President


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